UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 13, 2017
Post Holdings, Inc.
(Exact name of registrant as specified in its charter)

Missouri	1-35305	45-3355106
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2503 S. Hanley Road
St. Louis, Missouri 63144
(Address, including Zip Code, of principal executive offices)
Registrant’s telephone number, including area code: (314) 644-7600
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e)    Executive Officer Equity Awards

On November 13, 2017, the Corporate Governance and Compensation Committee (the “Committee”) of the Board of Directors of Post Holdings, Inc. (the “Company”) approved awards of non-qualified stock options to certain executive officers under the Post Holdings, Inc. 2016 Long-Term Incentive Plan (the “Plan”), with an exercise price of $80.15, the closing market price of the Company’s common stock on the date of grant. These stock options vest in equal annual installments on the first, second and third anniversaries of the date of grant, subject to certain acceleration events described in the award agreements. The following table sets forth the non-qualified stock options which were awarded to these executive officers:

Name	Position	Stock Options
Robert V. Vitale	President and Chief Executive Officer	72,427
Jeff A. Zadoks	EVP and Chief Financial Officer	31,518
Diedre J. Gray	EVP, General Counsel and Chief Administrative Officer	24,826
James E. Dwyer, Jr.	President and CEO, Michael Foods	35,620
Christopher J. Neugent	President and CEO, Post Consumer Brands	39,506
Also on November 13, 2017, the Committee approved awards of restricted stock units (“RSUs”) to certain executive officers under the Plan. The RSUs awarded are settled in stock and vest in equal installments on the first, second and third anniversaries of the date of grant, subject to certain acceleration events described in the award agreements. The following table sets forth the RSUs which were awarded to these executive officers:

Name	Position	RSUs
Robert V. Vitale	President and Chief Executive Officer	25,734
Jeff A. Zadoks	EVP and Chief Financial Officer	3,677
Diedre J. Gray	EVP, General Counsel and Chief Administrative Officer	2,896
James E. Dwyer, Jr.	President and CEO, Michael Foods	8,311
Christopher J. Neugent	President and CEO, Post Consumer Brands	9,218
The equity awards described above were made by the Committee through the use of various forms of award agreements, which set forth terms applicable to specific awards. The form of the stock option award agreement and stock-settled RSU award agreement were approved by the Committee on November 14, 2016.
In addition, on November 13, 2017, the Committee approved awards of performance-based, stock-settled restricted stock units (“PRSUs”) to certain executive officers under the Plan. The performance metric for the PRSUs is the Company's total shareholder return (“TSR”) ranking compared to the TSR rankings of peer companies over a three-year period, with the following percentage vesting schedule:

Relative TSR Percentile Rank	Vesting Percentage (of Target)
≥90th	200%
50th	100%
25th	25%
<25th	0%
Vesting of the PRSUs accelerates in certain circumstances described in the award agreements.

The following table sets forth the target number of PRSUs which were awarded to these executive officers:

Name	Position	PRSUs
Robert V. Vitale	President and Chief Executive Officer	25,734
Jeff A. Zadoks	EVP and Chief Financial Officer	3,677
Diedre J. Gray	EVP, General Counsel and Chief Administrative Officer	2,896

(e)    Approval of New Forms of Award Agreements

Effective November 13, 2017, the Committee approved a new form of award agreement which will be used for grants of stock-settled PRSUs, including the PRSU awards above. The new form of stock-settled PRSU agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.
Effective November 13, 2017, the Committee also approved a new form of award agreement for stock-settled RSUs with a cliff-vesting schedule of three years or greater, with accelerated vesting in certain circumstances described in the form of award agreement. The new form of cliff vesting stock-settled RSU agreement is attached hereto as Exhibit 10.2 and is incorporated herein by reference.
Item 9.01    Financial Statements and Exhibits
(d)    Exhibits

See Exhibit Index.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 15, 2017	Post Holdings, Inc.
(Registrant)

	By:	/s/ Diedre J. Gray
Name: Diedre J. Gray
Title: EVP, General Counsel and Chief Administrative Officer, Secretary

EXHIBIT INDEX

Number	Description
10.1	Form of Performance-Based, Stock Settled Restricted Stock Unit Agreement
10.2	Form of Cliff Vesting Stock-Settled Restricted Stock Unit Agreement

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